E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
(Dollars in thousands, except per share amounts)	March 31,
	2006	2005

Revenues:
Rental and other property	$85,263	$78,277
Management and other fees from affiliates	824	6,576
	86,087	84,853

Expenses:
Property operating, excluding real estate taxes	22,615	20,228
Real estate taxes	7,396	6,841
Depreciation and amortization	20,091	19,579
Interest	18,990	18,147
Amortization of deferred financing costs	696	476
General and administrative	4,899	4,441
	74,687	69,712

Gain on sale of real estate	-	1,115
Interest and other income, net	1,424	523
Equity income in co-investments	(323)	14,711
Minority interests	(4,927)	(6,452)
Income from continuing operations before income
tax provision	7,574	25,038
Income tax provision	(37)	(101)
Income from continuing operations	7,537	24,937

Income and gain from discontinued operations,
net of minority interests	2,785	1,941
Net income	10,322	26,878
Dividends to preferred stockholders - Series F	(488)	(489)
Net income available to common stockholders	$9,834	$26,389

Net income per share - basic	$0.43	$1.15

Net income per share - diluted	$0.43	$1.13

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
Selected Line Item Detail	March 31,
(Dollars in thousands)	2006	2005

Rental and other property
Rental	$80,533	$73,892
Other property	4,730	4,385
Rental and other property	$85,263	$78,277

Management and other fees from affiliates
Management	$824	$1,555
Development and redevelopment	-	148
Promote distribution from Fund I - non-recurring	-	4,873
Management and other fees from affiliates	$824	$6,576

General and administrative
Total general and administrative	$7,032	$5,954
Allocated to property operating expenses - administrative	(1,262)	(1,245)
Capitalized and incremental to real estate under development	(871)	(268)
Net general and administrative	$4,899	$4,441

Interest and other income
Interest income	$315	$88
Lease income	392	416
Gain from sale of Town & Country stock net of pursuit costs	717	-
Miscellaneous - non-recurring	-	19
Interest and other income	$1,424	$523

Equity income in co-investments
Equity income in co-investments	$(323)	$451
Gain on sale of co-investment activities, net	-	14,381
Early extinguishment of debt - non-recurring	-	(121)
Equity income in co-investments	$(323)	$14,711

Minority interests
Limited partners of Essex Portfolio, L.P.	$750	$2,503
Perpetual preferred distributions	2,559	2,559
Series Z and Z-1 incentive units	151	100
Third party ownership interests	392	213
Down REIT limited partners' distributions	1,075	1,077
Minority interests	$4,927	$6,452
See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended
(Dollars in thousands, except share and per share amounts)	March 31,
	2006	2005
Funds from operations
Net income	$10,322	$26,878
Adjustments:
Depreciation and amortization	20,091	19,579
Co-investments (1)	876	149
Gain on sale of real estate	-	(1,115)
Gain on sale of real estate - discontinued operations	(3,062)	(735)
Gain on sale of co-investment activities, net	-	(14,381)
Minority interests	1,178	2,798
Depreciation - discontinued operations	-	148
Dividends to preferred stockholders - Series F	(488)	(489)
Funds from operations	$28,917	$32,832

Components of the change in FFO
Same property NOI	$2,398
Non-same property NOI	1,646
Other - corporate and unconsolidated co-investments	96
Promote distribution from Fund I - non-recurring	(4,873)
Interest expense and amortization of deferred financing costs	(1,063)
General and administrative	(458)
Tax expense	64
Minority interests	(177)
Income from discontinued operations	(1,400)
Depreciation - discontinued operations	(148)
Changes in funds from operations	$(3,915)

Funds from operations per share - diluted	$1.13	$1.28

Percentage change	-11.7%

Weighted average number of shares outstanding diluted (2)	25,572,575	25,655,571

(1)	Amount includes the following: (i) depreciation addback for Fund II assets and minority interests, (ii) joint venture NOI, and (iii) City Heights land lease incomenot recognized for GAAP.
(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.
See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	March 31, 2006	December 31, 2005

Real Estate:
Land and land improvements	$564,934	$554,449
Buildings and improvements	1,996,667	1,945,480
	2,561,601	2,499,929
Less: accumulated depreciation	(418,858)	(399,854)
	2,142,743	2,100,075

Investments	28,995	27,228
Real estate under development	46,985	39,110
	2,218,723	2,166,413
Cash and cash equivalents	23,504	28,274
Other assets	39,217	29,488
Deferred charges, net	15,326	15,115
Total assets	$2,296,770	$2,239,290

Mortgage notes payable	$1,104,594	$1,104,918
Exchangeable bonds	225,000	225,000
Lines of credit	78,000	25,000
Other liabilities	78,683	67,998
Deferred gain	2,193	2,193
Total liabilities	1,488,470	1,425,109

Minority interests	231,000	233,214

Stockholders' Equity:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	631,972	632,646
Distributions in excess of accumulated earnings	(86,730)	(77,341)
Accumulated other comprehensive income	7,056	660
Total liabilities and stockholders' equity	$2,296,770	$2,239,290

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - March 31, 2006
(Dollars in thousands)

	Percentage of		Weighted	Weighted
	Total	Balance	Average	Average Maturity
	Debt	Outstanding	Interest Rate	In Years
Mortgage notes payable
Fixed rate - secured	65%	917,965	6.4%	5.1
Tax Exempt Variable (1)	13%	186,629	4.5%	25.3
Total mortgage notes payable	78%	1,104,594	6.1%	8.5

Exchangeable bonds (2)	16%	225,000	3.6%

Line of credit - secured	4%	59,500	5.2%
Line of credit - unsecured (4)	2%	18,500	5.4%
	6%	78,000	5.2%
Total debt	100%	$1,407,594	5.7%

	Scheduled principal payments (excludes lines of credit)

	2006	$0
	2007	69,688
	2008	148,281
	2009	25,107
	2010	157,727
	Thereafter	928,791
	Total	$1,329,594

Capitalized interest for the quarter ended March 31, 2006 was approximately $549.

(1)	Subject to interest rate protection agreements.
(2)
Exchangeable bonds total $225 million and mature in November 2025. This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by Essex Property Trust, Inc.

(3)
Secured line of credit commitment is $100 million and matures in January 2009. This line is secured by six of Essex's multi family communities. The underlying interest rate is currently the Freddie Mac Reference Rate plus .55% to .59%.

(4)
Unsecured line of credit commitment is $200 million and matures in March 2009. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.80%.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - March 31, 2006
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,407,594

Common stock and potentially dilutive securities
Common stock outstanding	22,890
Limited partnership units (1)	2,475
Options-treasury method	224
Total common stock and potentially dilutive securities	25,589	shares

Common stock price per share as of March 31, 2006	$108.73

Market value of common stock and potentially dilutive securities	$2,782,292

Perpetual preferred units/stock	$155,000	7.865% weighted average pay rate

Total equity capitalization	$2,937,292

Total market capitalization	$4,344,886

Ratio of debt to total market capitalization	32.4%

  (1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's stock.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended March 31, 2006 and 2005
(Dollars in thousands)
	Southern California			Northern California			Pacific Northwest			Other real estate assets (1)				Total
	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change	2006		2005	% Change	2006	2005	% Change

Revenues:
Same property revenue	$42,583	$40,370	5.5%	$15,705	$14,928	5.2%	$14,331	$13,576	5.6%		$-	$-	n/a	$72,619	$68,874	5.4%
Non same property revenue (2)	8,540	5,953		1,778	1,606		1,201	981			1,125	863		12,644	9,403
Total Revenues	$51,123	$46,323		$17,483	$16,534		$15,532	$14,557			$1,125	$863		$85,263	$78,277

Property operating expenses:
Same property operating expenses	$13,892	$13,223	5.1%	$5,274	$4,881	8.1%	$5,416	$5,131	5.6%		$-	$-	n/a	$24,582	$23,235	5.8%
Non same property operating expenses (2)	2,693	1,917		672	568		493	369			1,571	980		5,429	3,834
Total property operating expenses	$16,585	$15,140		$5,946	$5,449		$5,909	$5,500			$1,571	$980		$30,011	$27,069

Net operating income:
Same property net operating income	$28,691	$27,147	5.7%	$10,431	$10,047	3.8%	$8,915	$8,445	5.6%		$-	$-	n/a	$48,037	$45,639	5.3%
Non same property operating income (2)	5,847	4,036		1,106	1,038		708	612			(446)	(117)		7,215	5,569
Total net operating income	$34,538	$31,183		$11,537	$11,085		$9,623	$9,057			$(446)	$(117)		$55,252	$51,208

Same property operating margin	67%	67%		66%	67%		62%	62%			n/a	n/a		66%	66%

Same property turnover percentage	48%	46%		48%	45%		49%	51%			n/a	n/a		48%	47%

Same property concessions	$108	$144		$34	$285		$75	$102			$-	$-		$217	$531

Average same property concessions per turn (3)	$83	$138		$67	$649		$115	$160			$-	$-		$88	$251

Net operating income percentage of total	62%	61%		21%	21%		17%	18%			0%	0%		100%	99%

Loss to lease (4)	$9,771			$5,643			$3,623			$	n/a			$19,037
Loss to lease as a percentage
of rental income	5.0%			6.2%			5.5%				n/a			5.4%

Reconciliation of apartment units at end of period

Same property apartment units	10,837			4,189			5,367				-			20,393

Consolidated Apartment Units	12,957	12,442		4,621	4,809		5,831	5,831			302	302		23,711	23,384
Joint Venture	598	598		1,936	1,299		515	-			-	-		3,049	1,897
Under Development	551	407		-	250		-	-			-	-		551	657
Total apartment units at end of period	14,106	13,447		6,557	6,358		6,346	5,831			302	302		27,311	25,938

Percentage of total	51%	52%		24%	25%		24%	22%			1%	1%		100%	100%

Average same property financial occupancy	96.1%	96.2%		96.4%	96.9%		96.7%	96.7%			n/a	n/a		96.3%	96.4%

(1)
Includes apartment communities located in other geographic areas, other rental properties and commercial properties. In addition, there is $400 included for supplemental taxes dating back to 2001 which relate to a property in Northern California.

(2)	Includes properties which subsequent to December 31, 2004 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same property concessions per turn is the dollar amount per unit resulting from the same property concessions divided by the product of the same property turnover percentage times the same property apartment units.

(4)
Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions) and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Same Property Revenue by County - Quarters ended March 31, 2006, March 31, 2005 and December 31, 2005
(Dollars in thousands)

		March 31,	March 31,		December 31,	Sequential
	Units	2006	2005	% Change	2005	% Change

Southern California
Ventura County	2,236	$8,723	$8,325	4.8%	$8,546	2.1%
Los Angeles County	3,736	17,059	16,113	5.9%	17,001	0.3%
Orange County	2,037	8,709	8,225	5.9%	8,653	0.6%
San Diego County	2,486	7,407	7,063	4.9%	7,366	0.6%
Riverside County	276	685	644	6.4%	696	-1.5%
Total Southern California	10,771	$42,583	$40,370	5.5%	$42,262	0.8%

Northern California
San Francisco MSA	175	$793	$752	5.5%	$788	0.6%
Santa Clara County	2,260	8,743	8,401	4.1%	8,541	2.4%
Alameda County	1,116	3,622	3,435	5.4%	3,554	1.9%
Contra Costa County	638	2,547	2,340	8.8%	2,487	2.4%
Total Northern California	4,189	$15,705	$14,928	5.2%	$15,370	2.2%

Pacific Northwest
Seattle	4,492	$12,344	$11,672	5.8%	$12,058	2.4%
Portland	875	1,987	1,904	4.4%	1,980	0.4%
Total Pacific Northwest	5,367	$14,331	$13,576	5.6%	$14,038	2.1%

Total same property revenue	20,327	$72,619	$68,874	5.4%	$71,670	1.3%

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - March 31, 2006
(Dollars in millions)

				Estimated Units	Total Incurred to Date		Estimated Remaining Costs	Estimated Total Cost

Development Projects (1)
	Ownership	Project Name	Location						Initial Occupancy	Stabilized Operations
	EPLP	Northwest Gateway	Los Angeles, CA	275	$ 18.0		$ 53.1	$ 71.1	Dec-07	Sep-08
	Fund II	Lake Union (2)	Seattle, WA	127	0.1	(3)	29.4	29.5	Dec-07	Mar-08
	Fund II	Studio City	Studio City, CA	149	0.3	(3)	53.0	53.3	Oct-08	Feb-09
				551	18.4		135.5	153.9

Predevelopment Projects
Ownership	Number of Projects		Region
EPLP	3		Southern California	633	6.7		165.4	172.1
EPLP	3		Northern California	1,339	7.4		343.0	350.4
	-		Pacific Northwest	-	-		-	-
				1,972	14.1		508.4	522.5

For-Sale Projects (TRS)
Ownership	Number of Projects		Region
	-		Southern California	-	-		-	-
EPLP	3		Northern California	129	11.0		31.3	42.3
EPLP	2		Pacific Northwest	91	0.3	(4)	11.2	11.5
				220	11.3		42.5	53.8

Development Joint Venture (5)				-	3.2		1.0	4.2

		Total - Real Estate Under Development		2,743	$ 47.0		$ 687.4	$ 734.4

	(1)	The Moorpark development has been reclassed to a predevelopment project consistent with the new presentation format.
	(2)	Development includes approximately 9,300 square feet of commercial space.
	(3)	Properties acquired in April 2006.
	(4)	In April 2006, Peregrine Point will be reclassed from rental property to real estate under development. The property
		is in the process of being converted to condo units. As of March 31, 2006 the property is recorded as part of land and buildings for $15.0.
	(5)	EPLP has entered into a joint venture development project with a third party. Total estimated costs are not determinable at this time,
		except for $1.0 in additional commitments as of March 31, 2006.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Communities - March 31, 2006
(Dollars in thousands)

		Total	Estimated	Estimated
		Incurred	Remaining	Total	Redevelopment
Project Name	Units	To Date	Cost	Cost	Start Date

Kings Road, Los Angeles, CA	196	3,943	2,173	6,116	Jan-04

Mira Woods, Mira Mesa, CA	355	3,359	2,365	5,724	Sep-04

Palisades - Phase I and II, Bellevue, WA	192	2,513	3,362	5,875	Sep-04

Avondale at Warner Center, Woodland Hills, CA	446	4,443	6,979	11,422	Oct-04

Bridle Trails, Kirkland, WA	108	3,116	1,445	4,561	May-05

Sammamish View, Bellevue, WA	153	70	3,089	3,159	Dec-05

Total	1,450	$ 17,444	$ 19,413	$ 36,857

Re-stabilized Communities - First Quarter 2006

Hillcrest Park - Phase II, Newbury Park, CA

Restabilized operations is defined as the month that the property reaches at least 95% occupancy after completion of the redevelopment projects.
A component of these redevelopments are upgrades to unit interiors, which are completed in the normal course of unit turnover.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Investments - March 31, 2006			Debt
(In thousands)	Book	Estimated			Interest	Maturity	Value of	Company	Equity
	Value	Value	Amount	Type	Rate	Date	Equity	Ownership	Value	NOI

Joint Ventures

Essex Apartment Value Fund, L.P. (Fund I)
Net assets (1)	$582	$2,902					2,902	21.4%	$621	$-

Essex Apartment Value Fund II, L.P. (Fund II)
Carlmont Woods, Belmont, CA			13,279	Fixed	4.89%	Dec-2013
Echo Ridge, Snoqualmie, WA			13,602	Fixed	5.01%	Sep-2014
Enclave, San Jose, CA			22,860	Fixed	7.26%	Jan-2018
Enclave, San Jose, CA			60,000	Variable	3.07%	Dec-2029
Harbor Cove, Foster City, CA			35,808	Fixed	4.89%	Dec-2013
Morning Run, Monroe, WA			14,055	Fixed	5.10%	Oct-2014
Parcwood, Corona, CA			26,072	Fixed	4.89%	Dec-2013
Regency Towers, Oakland, CA			11,344	Fixed	5.16%	Mar-2015
Tower @ 801, Seattle, WA			19,832	Fixed	4.91%	Aug-2014

Line of credit			65,450	Var.	LIBOR+0.875%	Jun-2007
	20,621	362,301	282,302				79,999	28.2%	22,560
Capitalized costs	486								486
	21,107								23,046	4,356

Mountain Vista Apartments	6,806								6,806	1,118
Other	500								500	-

	$28,995								$30,973

 See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Co-Investments - March 31, 2006
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment properties. In accordance with FIN 46R, the Company consolidates certain of these co-investment transactions, resulting in minority interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investment transactions:
					Operations for the quarter ended
	Balance as of March 31, 2006				March 31, 2006
	Investment in	Related	Minority	Down-REIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI
Down-REITs:
Anchor Village	10,986	10,750	2,505	118,988	631	281	350
Barkley Apartments	9,725	5,057	2,320	80,302	571	195	376
Brookside Oaks	21,148	14,491	9,363	230,938	566	222	344
Capri at Sunny Hills	16,562	11,846	4,069	188,467	573	144	429
Hearthstone Apartments	13,792	9,613	3,951	90,591	568	154	414
Hidden Valley (Parker Ranch)	46,294	33,880	6,089	62,647	1,328	373	955
Highridge Apartments	21,147	18,952	6,699	321,249	1,275	372	903
Montejo Apartments	9,079	5,960	1,591	38,588	428	115	313
Treehouse Apartments	12,383	8,025	3,265	75,700	563	161	402
Valley Park Apartments	15,965	10,166	2,167	63,827	643	156	487
Villa Angelina Apartments	21,030	13,747	2,611	71,678	918	233	685

	198,111	142,487	44,630	1,342,975	8,064	2,406	5,658

Other Co-investments transactions:
Derian Office Building	17,602	-	-	n/a (note 2)	487	111	376
City Heights	31,933	32,850	-	n/a (note 3)	2,225	874	1,351
Vista Pointe	2,249	-	-	n/a (note 4)	913	546	367
The Bluffs	9,074	12,517	(203)	n/a	715	211	504

(1) Represents the number of Down-REIT units that are currently outstanding. Generally, Down-REIT units can be redeemed at the holder's election for cash equal to the current price of Essex's common stock.

(2) Essex has mortgage loans to the owners of this property with an aggregate principal balance outstanding of $23.8 million as of March 31, 2006. This building was 100% leased and occupied as of March 31, 2006.

(3) The Company owns the land and has leased the improvements to an unrelated third-party investor. The leashold interest entitles the Company to receive a monthly payment during the 34 year term of the lease. The Company expects to sell its interest in the property anytime after 2007, in which case, the Company is entitled to receive 20% of the net sales price (without considering related debt), plus an incentive payment.

(4) The Company owns the land and has leased the improvements to an unrelated third-party investor. The leashold interest entitles the Company to receive a monthly payment during the 34 year term of the lease. The Company may sell its interest in the property anytime after January 1, 2006.

	ESSEX PROPERTY TRUST, INC.
	REAL ESTATE INFORMATION
	31-Mar-06

						Square		Year	Year
	Property Name	Address	City	State	Units	Footage		Acquired	Built

	MULTIFAMILY COMMUNITIES

	SAN FRANCISCO BAY AREA
	Santa Clara County
1	Pointe at Cupertino, The (Westwood)	19920 Olivewood Street	Cupertino	CA	116	135,200		1998	1963
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200		2000	2000
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463		2005	1998
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000		2004	2002
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600		2000	2000
1	Le Parc (Plumtree)	440 N. Winchester Avenue	Santa Clara	CA	140	113,200		1994	1975
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200		1994	1974
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600		1995	1989
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900		2000	1973
1	Oak Pointe	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100		1988	1973
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500		1988	1988
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800		1989	1989
				11%	2,897	2,448,763
	Alameda County
1	Stevenson Place (The Apple)	4141 Stevenson Blvd.	Fremont	CA	200	146,200		1983	1971
1	Waterstone at Fremont (Mountain Vista )	39600 Fremont Blvd	Fremont	CA	526	433,100		2000	1975
1	Treetops	40001 Fremont Blvd.	Fremont	CA	172	131,200		1996	1978
1	Wimbeldon Woods	25200 Carlos Bee Blvd.	Hayward	CA	560	462,400		1998	1975
1	Regency Towers	1130 Third Ave.	Oakland	CA	178	140,900		2005	1975
1	Summerhill Commons	36826 Cherry Street	Newark	CA	184	139,000		1987	1987
				7%	1,820	1,452,800
	Contra Costa County
1	San Marcos (Vista del Mar)	Hilltop Drive at Richmond Pkwy	Richmond	CA	432	407,600		2003	2003
1	Bel Air (The Shores)	2000 Shoreline Drive	San Ramon	CA	462	391,000		1995	1988
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100		1997	1985
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700		1997	1985
				4%	1,070	1,005,400
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200		2004	1971
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600		2004	1971
				2%	595	413,800

	San Francisco and Marin County
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco,CA	CA	99	64,000		1999	1973
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300		2004	1963
				1%	175	142,300

26	Total San Francisco Bay Area			25%	6,557	5,463,063

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Hampton Court (Columbus)	1136 N. Columbus Avenue	Glendale	CA	83	71,500		1999	1974
1	Hampton Place (Loraine)	245 W. Loraine Street	Glendale	CA	132	141,500		1999	1970
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800		2002	1987
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700		1991	1975
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600		1998	1968
1	City Heights	209 S. Westmoreland	Los Angeles	CA	687	424,100		2000	1968
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400		1998	1989
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100		1997	1979
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108		2005	1991
	Northwest Gateway	1302 West 2nd St.	Los Angeles	CA	275	225,000
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000		1997	1988
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600		1997	1988
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200		2004	1971
1	Mirabella (Marina View)	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800		2000	2000
1	Hillcrest Park (Mirabella)	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900		1998	1973
1	Monterra del Mar (Windsor Terrace)	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400		1997	1972
1	Monterra del Rey (Glenbrook)	350 Madison	Pasadena	CA	84	73,100		1999	1972
1	Monterra del Sol (Euclid)	280 South Euclid	Pasadena	CA	85	69,200		1999	1972
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900		2004	2002
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200		1997	1972
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700		2003	1964
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000		1999	1970
				19%	5,046	4,051,808
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000		1996	1985
1	Mountain View	649 E. Las Posas Road	Camarillo	CA	106	83,900		2004	1980
	Moorpark development		Moorpark	CA	200	172,230
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200		2000	1987
1	Tierra Vista	Rice and Gonzales	Oxnard	CA	404	387,100		2001	2001
1	Monterey Villas (Village Apartments)	1040 Kelp Lane	Oxnard	CA	122	122,100		1997	1974
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500		1996	1986
1	Hidden Valley (Parker Ranch)	5065 Hidden Park Court	Simi Valley	CA	324	310,900		2004	2004
1	Lofts at Pinehurst,The (Villa Scandia)	1021 Scandia Avenue	Ventura	CA	118	71,100		1997	1971
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200		2004	1973
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500		2004	1987
				8%	2,236	1,933,500
	Santa Barbara County
1	Chimney Sweep		Isle Vista	CA	91
1	CBC		Isle Vista	CA	148
				1%	239	2,982,400
	Orange County
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984
1	Vista Pointe	175-225 S. Rio Vista	Anahiem	CA	286	242,400		1985	1968
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	(1)	1997	1992
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970
1	Brentwood Apartment Homes (Hearthstone)	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970
				9%	2,323	2,114,600
	SOUTHERN CALIFORNIA (cont'd)
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900		2002	1986
1	Alpine Village	2055 Arnold Way	Alpine	CA	306	254,400		2002	1971
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965
1	Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500		2002	1974
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963
1	Coral Gardens	425 East Bradley	El Cajon	CA	200	182,000		2002	1976
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000		2002	1969
1	Grand Regacy	2050 E. Grand Ave.	Escondido	CA	60	42,400		2002	1967
1	Mira Woods Villa	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		2005	1984
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974
1	Emerald Palms	2271 Palm Ave.	San Diego	CA	152	133,000		2002	1986
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975
1	Carlton Heights	9705 Carlton Hills Blvd.	Santee	CA	70	48,400		2002	1979
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983
				12%	3,123	2,375,500
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988
				2%	588	477,200

66	Total Southern California			51%	13,555	10,952,608

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	360	288,300		1990	1978
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999
1	Peregrine Point	21209 SE 42nd Street	Issaquah	WA	67	85,900		2003	2003
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	92	73,400		1997	1986
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994
1	Maple Leaf	7415 5th Avenue, NE	Seattle	WA	48	35,500		1997	1986
1	Spring Lake	12528 35th Avenue, NE	Seattle	WA	69	42,300		1997	1986
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200	(2)	1994	1990
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000
29	Total Seattle Metropolitan Area			20%	5,471	4,703,445

	PORTLAND METROPOLITAN AREA
1	Jackson School Village	300 NE Autumn Rose Way	Hillsboro	OR	200	196,800		1996	1996
1	Landmark Apartments	3120 NW John Olsen Ave.	Hillsboro	OR	285	282,900		1996	1990
1	Meadows @ Cascade Park	314 SE 19th Street	Vancouver	WA	198	199,300		1997	1989
1	Village @ Cascade Park	501 SE 123rd Avenue	Vancouver	WA	192	178,100		1997	1989
4	Total Portland Metropolitan Area			3%	875	857,100

	OTHER AREAS
1	St. Cloud Apartments	6525 Hilcroft	Houston	TX	302	306,800		2002	1968
1				1%	302	306,800
	126	Multifamily Properties			26,760	22,283,016		1967	1965
	3	Multifamily Properties Under Construction			505	376,488

	Avg. square footage	833
	Avg. units per property	212
	Avg. age of property	39

	(1) Also has 11,836 square feet of commercial/retail space.
	(2) Also has 9,512 square feet of commercial space.

	OTHER REAL ESTATE ASSETS
	Manufactured Housing Communities
	Green Valley	2130 Sunset Dr.	Vista	CA	157	pads		2002	1973
	Recreational Vehicle Parks
	Circle RV	1835 E. Main St.	El Cajon	CA	179	spaces		2002	1977
	Vacationer	1581 E. Main St.	El Cajon	CA	159	spaces		2002	1973
	Office Buildings
	Essex Corporate Headquarter Bldg.	925 E. Meadow Dr.	Palo Alto	CA		17,400		1997	1988
	Derian Office Building	17461 Derian Av.	Irvine	CA		110,000		2000	1983
	Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA		38,940		2001	1982

New Residential Supply: Permits as % of Current Stock
12 Month Permit Period: Trailing 12 Months March 2006

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (2005**)	2005 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
Nassau-Suffolk	$471,000	78%	740,000	4,489	0.6%	240,000	491	0.2%	4,980	0.5%
New York PMSA	$461,000	50%	760,000	2,566	0.3%	2,920,000	22,870	0.8%	25,436	0.7%
Boston	$431,000	72%	1,530,000	7,974	0.5%	670,800	7,754	1.2%	15,728	0.7%
Philadelphia	$231,000	108%	1,532,000	14,916	1.0%	515,100	4,114	0.8%	19,030	0.9%
Baltimore	$282,000	100%	797,000	8,743	1.1%	268,000	2,407	0.9%	11,150	1.0%
Chicago	$275,000	96%	1,700,000	36,736	2.2%	1,404,900	15,014	1.1%	51,750	1.7%
Wash. D.C. PMSA	$441,000	80%	1,299,000	24,407	1.9%	644,300	10,798	1.7%	35,205	1.8%
Minneapolis	$233,000	121%	818,000	17,129	2.1%	351,800	4,288	1.2%	21,417	1.8%
Denver	$254,000	108%	582,000	17,370	3.0%	274,900	3,314	1.2%	20,684	2.4%
Miami/Ft. Lauderdale	$386,000	53%	717,000	22,291	3.1%	876,000	22,818	2.6%	45,109	2.8%
Dallas-Ft. Worth	$147,000	166%	1,381,000	50,849	3.7%	650,000	9,487	1.5%	60,336	3.0%
Houston	$145,000	163%	1,027,000	52,684	5.1%	547,700	10,664	1.9%	63,348	4.0%
Phoenix	$268,000	83%	970,000	51,699	5.3%	360,500	8,587	2.4%	60,286	4.5%
Atlanta	$171,000	158%	1,122,000	61,128	5.4%	467,800	12,501	2.7%	73,629	4.6%
Austin	$167,000	155%	326,000	18,936	5.8%	169,900	6,302	3.7%	25,238	5.1%
Orlando	$261,000	85%	482,000	26,670	5.5%	201,500	8,293	4.1%	34,963	5.1%
Las Vegas	$313,000	68%	440,000	31,680	7.2%	215,700	10,881	5.0%	42,561	6.5%
Totals	$290,589	104%	16,223,000	450,267	2.8%	10,778,900	160,583	1.5%	610,850	2.3%

Seattle	$342,000	81%	656,000	12,066	1.8%	354,487	5,000	1.4%	17,066	1.7%
Portland	$253,000	99%	561,000	12,791	2.3%	225,335	3,861	1.7%	16,652	2.1%

San Francisco	$755,000	44%	368,000	1,045	0.3%	344,000	4,284	1.2%	5,329	0.7%
Oakland	$655,000	50%	625,000	6,846	1.1%	270,000	4,320	1.6%	11,166	1.2%
San Jose	$711,000	52%	388,000	2,417	0.6%	192,000	2,951	1.5%	5,368	0.9%

Los Angeles	$505,000	45%	1,877,000	12,164	0.6%	1,392,963	12,711	0.9%	24,875	0.8%
Ventura	$564,000	58%	199,000	2,332	1.2%	53,295	987	1.9%	3,319	1.3%
Orange	$696,000	46%	628,000	4,237	0.7%	340,800	2,924	0.9%	7,161	0.7%
San Diego	$615,000	40%	664,000	7,062	1.1%	375,664	4,081	1.1%	11,143	1.1%

PNW	$300,974	89%	1,217,000	24,857	2.0%	579,822	8,861	1.5%	33,718	1.9%

No Cal	$697,381	49%	1,381,000	10,308	0.7%	806,000	11,555	1.4%	21,863	1.0%

So Cal	$565,787	45%	3,368,000	25,795	0.8%	2,162,722	20,703	1.0%	46,498	0.8%

ESSEX	$542,229	55%	5,966,000	60,960	1.0%	3,548,543	41,119	1.2%	102,079	1.1%
Permits: Single Family equals 1 Unit, Multi-Family equals 5 or More Units
Sources: SF Prices - National Association of Realtors,Rosen Consulting Group : Permits, Total Residential Stock - U.S. Census, Axiometrics
Median Home Prices - National Association of Realtors; DataQuick, Mortgage Rates - Freddie Mac, Median Household Incomes - US Census; BEA; Essex
Single Family - Multi-Family Breakdown of Total Resdiences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate (6.0%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.
**2005 Median Home Prices - 3rd Quarter Estimates: National Realtors Association

Essex Markets Forecast 2006: Supply, Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	2,300	0.6%	11,000	1.6%	46,000	3.3%	6.0%	95.50%
Portland	3,250	1.4%	11,000	2.0%	27,000	2.8%	2.5%	95.00%

San Francisco	2,300	0.6%	1,000	0.3%	14,000	1.5%	6.0%	96.00%
Oakland	2,300	0.8%	6,700	1.1%	20,000	1.9%	5.0%	95.50%
San Jose	2,400	1.2%	2,300	0.6%	12,000	1.4%	4.0%	96.00%
No. Cal.	7,000	0.9%	10,000	0.7%	46,000	1.6%	5.0%	96.00%

Ventura	700	1.3%	2,500	1.2%	7,000	2.5%	3.0%	95.00%
Los Angeles	9,200	0.6%	10,000	0.5%	60,000	1.5%	4.25%	96.00%
Orange	4,000	0.8%	4,500	0.7%	27,000	1.8%	4.5%	96.00%
San Diego	4,800	1.2%	9,000	1.3%	24,000	1.9%	3.0%	95.0%
So. Cal.	18,700	0.8%	26,000	0.8%	118,000	1.6%	4.0%	95.75%

All data is an Essex Forecast

U.S. Economic Assumptions: G.D.P. - 3.75% Growth, Jobs - 1.7% Growth

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to but can differ from the 12 Month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not
Seasonally Adjusted) projected through December 2006 over the comparable actual figures for December 2005. The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the December 2005 base.

***The Forecast Market Conditions represents Essex's estimates of the Change in Rents/Occupnacy Rates at the end of 2006. The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for
December 2006 vs.December 2005 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio).
The estimated Year End Occupancy represents Essex's forecast of Market Occupancy Rates for December 2006.